Change in Benefit Obligation (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at beginning of year	$ 19,924	$ 16,482
Service cost	242	212	184
Interest cost	964	931	746
Plan participants' contributions	101	134
Benefits paid	(237)	(109)
Actuarial loss	405	2,621
Foreign currency exchange rate changes	1,128	(347)
Benefit obligation at end of year	$ 22,527	$ 19,924	$ 16,482